Exhibit 99.10

October 28, 2024

Premium Nickel’s Selkirk Deposit Provides Strong Historic Drill Core Results Including 186.25 Metres of 1.65% CuEq or 0.96% NiEq

Toronto, Ontario—(Newsfile Corp. - October 28, 2024) - Premium Nickel Resources Ltd. (TSXV: PNRL) (“PNRL” or the “Company”) provides exceptional assay results from the re-sampling of historic drill core and an update on the Mineral Resource Estimate (“MRE”) for the Selkirk deposit at its nickel-copper-cobalt-platinum group elements (“Ni-Cu-Co-PGE”) sulphide Selkirk mine (“Selkirk Mine”) in Botswana.

The Selkirk Mine is the Company’s second asset in Botswana, located 28 kilometres south-east of the town of Francistown and approximately 75 kilometres north of the Company’s flagship Selebi Mines. The Company assayed samples from a total of seventeen historic drill holes extracted by the former operator, Tati Nickel Mining Company (“TNMC”), to obtain additional PGE analyses required for the MRE on the Selkirk deposit. PNRL has engaged SLR Consulting Ltd. to complete an MRE in accordance with National Instrument 43-101 - Standards of Disclosure for Mineral Projects (“NI 43-101”), which is expected imminently. Results for all Selkirk holes are reported herein.

Assay highlights include:

●	DSLK012: 139.00 metres of 1.55% CuEq or 0.90% NiEq (0.47% Cu, 0.38% Ni, 0.02% Co, 0.08ppm Au, 0.16ppm Pt and 0.68ppm Pd)

●	DSLK037: 88.85 metres of 1.09% CuEq or 0.63% NiEq (0.29% Cu, 0.27% Ni, 0.01% Co, 0.05ppm Au, 0.14ppm Pt and 0.61ppm Pd)

●	DSLK039: 108.01 metres of 0.93% CuEq or 0.54% NiEq (0.29% Cu, 0.21% Ni, 0.01% Co, 0.05ppm Au, 0.11ppm Pt and 0.44ppm Pd)

●	DSLK047: 157.00 metres of 1.21% CuEq or 0.70% NiEq (0.35% Cu, 0.29% Ni, 0.02% Co, 0.09ppm Au, 0.12ppm Pt and 0.54ppm Pd)

●

DSLK079: 114.00 metres of 1.36% CuEq or 0.79% NiEq

(0.41% Cu, 0.35% Ni, 0.02% Co, 0.05ppm Au, 0.14ppm Pt and 0.59ppm Pd)

including: 65.00 metres of 1.64% CuEq or 0.96% NiEq

(0.50% Cu, 0.43% Ni, 0.02% Co, 0.05ppm Au, 0.17ppm Pt and 0.70ppm Pd)

●	DSLK086: 168.00 metres of 1.19% CuEq or 0.69% NiEq (0.30% Cu, 0.32% Ni, 0.02% Co, 0.05ppm Au, 0.13ppm Pt and 0.56ppm Pd)

●	DSLK145: 136.50 metres of 1.06% CuEq or 0.62% NiEq (0.28% Cu, 0.27% Ni, 0.01% Co, 0.05ppm Au, 0.13ppm Pt and 0.55ppm Pd)

●	DSLK216: 210.20 metres of 1.25% CuEq or 0.73% NiEq (0.36% Cu, 0.32% Ni, 0.02% Co, 0.06ppm Au, 0.14ppm Pt and 0.57ppm Pd)

●	DSLK232: 35.84 metres of 4.04% CuEq or 2.35% NiEq (0.98% Cu, 1.20% Ni, 0.06% Co, 0.12ppm Au, 0.33ppm Pt and 1.74ppm Pd)

●	DSLK243: 186.25 metres of 1.65% CuEq or 0.96% NiEq (0.48% Cu, 0.41% Ni, 0.02% Co, 0.08ppm Au, 0.17ppm Pt and 0.76ppm Pd)

Keith Morrison, CEO of PNRL, commented: “These assay results are very good. Importantly, they are the first step in enabling PNRL to include the historical drilling and assay database from over approximately 292 legacy drill holes and 87,152 metres, using all payable commodities (Cu-Ni-Co-Pt-Pd-Au), in calculating an initial NI 43-101 MRE. The disseminated mineralized zone within the Selkirk host intrusive is large and open down plunge. The initial size of the MRE at Selkirk will be determined by the cut-off grade assumptions. Ideally these cut-off grade assumptions can be improved through future engineering and metallurgical studies optimizing the overall efficiency of the mine.”

The Selkirk property consists of a single mining licence covering an area of approximately 14.6 square kilometres and four prospecting licences covering an area of approximately 126.7 square kilometres.

Mineral resource estimates completed by previous operators were based on incomplete analysis of PGEs in the historic drill core. The Company initiated this re-sampling program to ensure PGEs are included in the upcoming MRE. PNRL selected drillholes from various historic years of drilling and assaying campaigns and were spaced out as a reference for a possible bulk tonnage operation. The seventeen holes sampled cover a range of approximately 690 metres in a Northwest/Southeast direction and 210 metres in a Northeast/Southwest direction.

Assay results are provided below in Table 1 for 17 holes that were re-sampled; hole collar details are provided in Table 2. Figure 1 shows the location of the re-sampled holes relative to all drill holes and the underground mine development.

Table 1: Assay Results Selkirk Deposit

HOLE ID	FROM (m)	TO (m)	1LENGTH (m)	Cu (%)	NI (%)	Co (%)	Au (ppm)	Pt (ppm)	Pd (ppm)	2CuEq (%)	3NiEq (%)
DSLK012	71.00	211.00	139.00	0.47	0.38	0.02	0.08	0.16	0.68	1.55	0.90
DSLK028	37.00	110.00	68.70	0.32	0.26	0.01	0.06	0.13	0.61	1.11	0.64
DSLK035	61.00	92.85	31.85	0.29	0.27	0.01	0.05	0.13	0.62	1.10	0.64
DSLK035	110.00	189.00	79.00	0.24	0.22	0.01	0.05	0.11	0.49	0.90	0.52
DSLK037	31.15	120.00	88.85	0.29	0.27	0.01	0.05	0.14	0.61	1.09	0.63
DSLK039	120.00	238.00	108.01	0.29	0.21	0.01	0.05	0.11	0.44	0.93	0.54
DSLK040	81.00	169.00	88.00	0.37	0.30	0.02	0.05	0.12	0.53	1.23	0.71
DSLK040	186.60	200.00	13.40	0.51	0.27	0.02	0.05	0.12	0.53	1.30	0.76
DSLK047	107.00	264.00	157.00	0.35	0.29	0.02	0.09	0.12	0.54	1.21	0.70
DSLK075	50.00	73.00	23.00	0.24	0.24	0.01	0.04	0.10	0.50	0.94	0.55
DSLK075	89.00	101.00	12.00	0.27	0.26	0.01	0.05	0.13	0.60	1.06	0.62
DSLK075	115.00	214.00	99.00	0.32	0.27	0.01	0.06	0.13	0.63	1.15	0.67
DSLK079	100.00	214.00	114.00	0.41	0.35	0.02	0.05	0.14	0.59	1.36	0.79
incl.	123.00	188.00	65.00	0.50	0.43	0.02	0.05	0.17	0.70	1.64	0.96
DSLK086	56.00	76.00	20.00	0.19	0.20	0.01	0.04	0.10	0.39	0.77	0.45
DSLK086	106.00	274.00	168.00	0.30	0.32	0.02	0.05	0.13	0.56	1.19	0.69
DSLK139	277.00	333.00	56.00	0.33	0.28	0.02	0.06	0.13	0.55	1.15	0.67
incl.	277.00	297.00	20.00	0.39	0.35	0.02	0.06	0.15	0.64	1.38	0.80
DSLK145	90.00	128.00	38.00	0.13	0.16	0.01	0.03	0.09	0.40	0.64	0.37
DSLK145	140.00	202.00	25.80	0.06	0.08	0.01	0.01	0.04	0.14	0.28	0.16
DSLK145	213.00	349.50	136.50	0.28	0.27	0.01	0.05	0.13	0.55	1.06	0.62
incl.	249.00	349.50	100.50	0.31	0.28	0.01	0.05	0.14	0.60	1.14	0.66
DSLK216	61.00	273.00	210.20	0.36	0.32	0.02	0.06	0.14	0.57	1.25	0.73
incl.	61.00	97.00	36.00	0.24	0.27	0.02	0.05	0.11	0.44	0.99	0.58
and	117.00	273.00	154.45	0.41	0.35	0.02	0.06	0.15	0.64	1.39	0.81
DSLK218	14.00	46.00	32.00	0.26	0.18	0.02	0.04	0.11	0.33	0.80	0.46
DSLK219	21.00	36.60	15.60	0.29	0.23	0.01	0.05	0.11	0.43	0.95	0.55
DSLK219	41.00	63.80	22.80	0.33	0.24	0.02	0.06	0.11	0.45	1.03	0.60
DSLK219	78.90	99.00	20.10	0.59	0.34	0.02	0.09	0.13	0.61	1.57	0.91
DSLK219	111.00	130.00	19.00	0.27	0.18	0.01	0.04	0.08	0.48	0.84	0.49
DSLK219	181.00	191.00	10.00	0.26	0.18	0.01	0.04	0.08	0.29	0.77	0.45
DSLK232	35.00	70.84	35.84	0.98	1.20	0.06	0.12	0.33	1.74	4.04	2.35
incl.	47.3	64.00	16.70	1.56	1.73	0.1	0.09	0.37	2.14	5.78	3.36
DSLK243	120.00	306.25	186.25	0.48	0.41	0.02	0.08	0.17	0.76	1.65	0.96

1Length refers to drillhole length.

2 CuEq was calculated using the formula CuEq=Cu+1.72*Ni+2.57*Co+0.928Au+0.35*Pt+0.36*Pd assuming October 23, 2024 prices of US$7.38/lb Ni, US$4.29/lb Cu, US$11.02/lb Co, US$2,716.85/troy ounce Au, US$1,017.20/troy ounce Pt and US$1,048.50/troy ounce Pd with no adjustments for recoveries or payabilities.

3 NiEq was calculated using the formula NiEq=Ni+0.58*CuEq

Table 2: Drill Collar Information Selkirk Deposit

HOLE ID	[1]Easting	[1]Northing	[1]Elevation	Dip	Azimuth	Hole Length (m)
DSLK012	575449.5	7642670.7	996.9	-70.00	30.0	368.2
DSLK028	575592.3	7642713.7	992.5	-70.00	35.0	188.0
DSLK035	575507.0	7642676.2	993.1	-90.00	335.0	256.6
DSLK037	575555.9	7642642.1	989.7	-70.00	35.0	150.0
DSLK039	575372.3	7642697.2	1001.4	-72.00	40.0	341.1
DSLK040	575408.9	7642745.1	998.5	-69.00	38.0	315.7
DSLK047	575340.1	7642646.4	996.4	-70.00	42.0	376.8
DSLK075	575367.3	7642480.9	986.7	-72.00	28.5	362.4
DSLK079	575319.9	7642514.8	988.0	-70.00	35.0	385.1
DSLK086	575285.3	7642465.2	984.1	-70.00	35.0	452.0
DSLK139	575148.8	7642268.3	982.7	-69.60	40.2	490.3
DSLK145	575197.4	7642233.7	982.7	-68.58	39.3	375.3
DSLK216	575410.3	7642670.8	999.1	-87.94	209.7	369.5
DSLK218	575376.4	7642794.8	990.7	-86.97	97.0	241.4
DSLK219	575470.5	7642852.1	991.7	-87.99	359.4	67.3
DSLK232	575563.29	7642894.07	1001.8	-90	360	70.8
DSLK243	575325.0	7642547.6	988.5	-88.96	291.7	300.1

1Coordinates are WGS84z35S with geoidal elevations

Work Continues

The Company has proposed a work plan at the Selkirk Mine and its surrounding prospecting licences that includes a drill program to better define the existing resources and to explore for additional resources. Additional metallurgical studies are also planned, using fresh drill core samples obtained from future drilling.

Quality Control

Drill core samples are NQ (47.75 mm diameter). All samples are ½ core previously cut by a diamond saw on site. Samples are generally 1.0 metre intervals or less at the discretion of the site geologists. Sample preparation and lab analysis was completed at ALS Chemex in Johannesburg, South Africa. Commercially prepared blank samples and certified Cu/Ni sulphide analytical control standards with a range of grades are inserted in every batch of 20 samples or a minimum of one set per sample batch. Analyses for Ni, Cu and Co are completed using a peroxide fusion preparation and ICP-AES finish (ME-ICP81).

Qualified Person

The scientific and technical content of this news release has been reviewed and approved by Sharon Taylor, Vice President Exploration of the Company, who is a “qualified person” for the purposes of National Instrument 43-101.

Technical Report

In 2023, the Company filed a technical report in respect of the Selkirk Mine titled “NI 43-101 Technical Report, Selkirk Nickel Project, Northeast District, Republic of Botswana” dated April 12, 2023 (with an effective date of March 31, 2023) (the “Selkirk Technical Report”), a copy of which is available on SEDAR+ (www.sedarplus.ca) under the Company’s issuer profile.

About Premium Nickel Resources Ltd.

PNRL is a mineral exploration and development company that is focused on the redevelopment of the previously producing nickel, copper and cobalt resources mines owned by the Company in the Republic of Botswana.

PNRL is committed to governance through transparent accountability and open communication within our team and our stakeholders. Our skilled team has worked over 100 projects collectively, accumulating over 400 years of resource discoveries, mine development and mine re-engineering experience on projects like the Company’s Selebi and Selkirk mines. PNRL’s senior team members have on average more than 20 years of experience in every single aspect of mine discovery and development, from geology to operations.

ON BEHALF OF THE BOARD OF DIRECTORS

Keith Morrison

Director and Chief Executive Officer

Premium Nickel Resources Ltd.

For further information about Premium Nickel Resources Ltd., please contact:

Jaclyn Ruptash

Vice President, Communications and Government and Investor Relations

+1 (604) 770-4334

Cautionary Note Regarding Forward-Looking Information

This news release contains “forward-looking information” within the meaning of applicable Canadian securities legislation based on expectations, estimates and projections as at the date of this news release. Forward-looking information involves risks, uncertainties and other factors that could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. For the purposes of this release, forward looking information includes, but is not limited to: the response to Mineral Resource Estimates in Botswana; the support for the redevelopment of the Selkirk Mine from the National Government and local stakeholders; mining at Selkirk; the ability to upgrade the inferred mineral resources on Selkirk; the publication by the Company of an initial Mineral Resource Estimate or future PFS; the implementation of the objectives, goals and future plans of the Company including the proposed advancement of the Selkirk Mine as currently contemplated; the ability of exploration activities (including drill results) to accurately predict mineralization; management’s belief that the Selebi and Selebi North deposits may be connected at depth; the timing and ability of the Company to publish a prefeasibility study (by H1 2025 or at all); any discrepancies between the initial Mineral Resource Estimate technical report and the scientific and technical information in this news release; the timing to release of the remaining assay results; the ability of the Company to implement its drilling, geoscience and metallurgical work on its properties and work plans generally; the implementation of the objectives, goals and future plans of the Company including the proposed advancement of the Selebi Mine and Selkirk Mine as currently contemplated; the ability of the Company to define additional or upgrade existing mineral resource estimates on the Selkirk Mine in accordance with NI 43-101; the productivity rates for mining at Selkirk; drilling results confirming the legacy fold pattern continues at depth; the effective targeting activities proposed by the Company; the ability to identify additional mineralization down plunge of existing workings and the ability of such findings to be used to complete a Mineral Resource Estimate and/or to support further economic studies; the ability and timing of advancing the mining programs at the Selebi Mine and the Selkirk Mine as contemplated (if at all); the ability to expand the resource potential at the Selkirk Mine; the results of the mining program on Selkirk and the timing and disclosures of the Company regarding same; the relationships between, and continuity of, the various deposits (if any); the benefits of the Company’s approach to exploration; management’s belief that the Historic Resource could be indicative of the presence of mineralization on the deposits; and the anticipated benefits of the Company’s approach to the resource development plan. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to, capital and operating costs varying significantly from estimates; the preliminary nature of metallurgical test results; the ability of exploration results to predict mineralization, prefeasibility or the feasibility of mine production; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; uncertainties relating to the availability and costs of financing needed in the future; changes in equity markets; inflation; fluctuations in commodity prices; delays in the development of projects; the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s public disclosure record on SEDAR+ (www.sedarplus.ca) under PNRL’s issuer profile. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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575000 E
N
Underground
Workings
DSLK232
DSLK028
DSLK039
DSLK012
DSLK035
DSLK037
DSLK047
DSLK079
DSLK076
DSLK149
0
100
200
300
400
500
Metres
Legend:
Gabbro Host Rock
Dolerite Dykes
2024 Re-sampled drill holes
Premium Nickel Resources Ltd.
Selkirk Nickel Project
North East District, Republic of Botswana
Plan View of Surface Drilling in the Current Drilling Database
Source: Premium Nickel Resources Ltd., 2024.

Figure 1: Selkirk location of the re-sampled holes relative to all drill holes and the underground mine development.